UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 28, 2009
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Financial Officer
On August 27, 2009, Stephen D. Harris, the Executive Vice President and Chief Financial Officer of United American Healthcare Corporation (the “Company”), resigned from such positions. Mr. Harris will continue to serve as a director of the Company.
Appointment of Chief Financial Officer
On August 28, 2009, Anita R. Davis was appointed as the Chief Financial Officer of the Company. The Company announced the foregoing in a press release on August 31, 2009, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Davis, 38, brings more than 14 years of accounting and finance experience to her role at United American Healthcare. Since 2005, she was the managing member of full-service accounting firm Haynes, Maufus & Davis, PLLC. From 2003 to 2005, she served as controller of a real estate development company. Earlier in her career, Davis held positions in accounting and finance, with a focus on SEC reporting, at a large public accounting firm and a Fortune 500 automotive supplier. Davis holds a bachelor’s degree in accounting from Michigan State University and is a Certified Public Accountant.
Employment Agreement
On August 28, 2009, the Company entered into an employment agreement with Ms. Davis in connection with her appointment as Chief Financial Officer. The Agreement is effective until terminated in accordance with its terms.
Ms. Davis is entitled to an annual base salary of $140,000 and to participate in the standard benefit package available to all employees. The Agreement may be terminated by the Company at any time (a) for cause, in which conduct is seriously prejudicial to the Company, upon two weeks notice (or compensation in lieu thereof) or (b) without cause, upon six months notice (or compensation in lieu thereof). The Agreement may be terminated by Ms. Davis at any time upon four weeks notice. Following the termination of the Agreement, Ms. Davis will be subject to non-solicitation restrictions (within the state of Michigan) for one year and confidentiality provisions.
The foregoing summary is qualified in its entirety by the Agreement, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated August 28, 2009, by and between the Company and Anita R. Davis.

99.1	Press Release dated August 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2009	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ Anita R. Davis
	Name:	Anita R. Davis
	Title:	Chief Financial Officer

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